Alger Capital Appreciation Fund

Summary Prospectus

March 1, 2017

Class   Ticker Symbols

T   ACATX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2017, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Capital Appreciation Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount if you invest at least $250,000 in Class T Shares of the Fund. More information about this discount is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and in Appendix A — Sales Charge Waivers and Discounts Available from Intermediaries beginning on page A-21 of the Fund's Prospectus.

Class T
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	2.50%
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.78%*
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	.19%
Total Annual Fund Operating Expenses	1.22%

* The Fund and Fred Alger Management, Inc. have adopted fee breakpoints for Alger Capital Appreciation Fund. The management fee for assets up to $2 billion is .81%. The management fee for assets between $2 billion and $3 billion is .65%, for assets between $3 billion and $4 billion is .60%, for assets between $4 billion and $5 billion is .55%, and for assets in excess of $5 billion is .45%. The actual rate paid as a percentage of average daily net assets for the period ended October 31, 2016, was .78%.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class T	$371	$628	$904	$1,690

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 103.80% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment

Inspired by Change, Driven by Growth.

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Summary Prospectus

March 1, 2017

opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal market circumstances, the Fund invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, Inc. believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can invest in foreign securities.

Principal Risks

Equity Securities Risk — As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The following risks may also apply:

•  Smaller Cap Securities Risk — investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

•  Leverage Risk — the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value can decrease more quickly than if the Fund had not borrowed.

•  Foreign Securities Risk — the Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Summary Prospectus

March 1, 2017

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Class T Shares were not offered prior to February 28, 2017. Historical performance prior to February 28, 2017 is that of the Fund's Class A Shares. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Annual Total Return for Class A Shares as of December 31 (%)

Average Annual Total Return as of December 31, 2016

	1 Year	5 Years	10 Years	Since 12/31/96
Class A (Inception 12/31/96)*
Return Before Taxes	-4.95%	12.67%	8.38%	8.35%
Return After Taxes on Distributions	-5.14%	10.80%	7.48%	7.44%
Return After Taxes on Distributions and Sale of Fund Shares	-2.65%	9.77%	6.68%	6.83%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%	6.88%

* The returns shown are for Class A Shares, which would have substantially similar annual returns as Class T Shares because the Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

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Summary Prospectus

March 1, 2017

Management

Investment Manager:	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio:
Fred Alger Management, Inc.	Ankur Crawford, Ph.D. Senior Vice President and Portfolio Manager Since June 2015	Patrick Kelly, CFA Executive Vice President, Head of Alger Capital Appreciation and Spectra Strategies and Portfolio Manager Since September 2004

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in Class T Shares of the Fund.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50

Minimums may be waived in certain circumstances.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

CapAppT 3117